Balance Sheets (Unaudited) (USD $)	Jun. 30, 2011	Dec. 31, 2010
CURRENT ASSETS
Cash	$ 80	$ 2,392
Prepaid expenses		131
Total Current Assets	80	2,523
PROPERTY AND EQUIPMENT, Net	3,238	3,988
TOTAL ASSETS	3,318	6,511
CURRENT LIABILITIES
Accounts payable	1,637	7,638
Advances from related party	24,214	8,708
Total Current Liabilities	25,851	16,346
Preferred stock, 50,000,000 shares authorized at par value of $0.0001, no shares issued and outstanding
Common stock, 100,000,000 shares authorized at par value of $0.0001, 4,808,000 issued and outstanding, respectively	481	481
Additional paid-in capital	40,319	40,319
Deficit accumulated during the development stage	(63,333)	(50,635)
Total Stockholders' Deficit	22,533	(9,835)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 3,318	$ 6,511